SCHEDULE 14A
                                (RULE 14a-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
            SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.      )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary proxy statement
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                            SIT SMALL CAP GROWTH FUND
                          SIT INTERNATIONAL GROWTH FUND
                              SIT GROWTH FUND, INC.
                         SIT GROWTH & INCOME FUND, INC.
                                SIT BALANCED FUND
                                  SIT BOND FUND
                       SIT MINNESOTA TAX-FREE INCOME FUND
                            SIT TAX-FREE INCOME FUND
                    SIT U.S. GOVERNMENT SECURITIES FUND, INC.
                           SIT MONEY MARKET FUND, INC.
- -------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



- -------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
    Items 22(a)(2) of Schedule A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transactions applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:

[X]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing party:

     (4)  Date filed:



                                [DEFINITIVE COPY]

                       SIT DEVELOPING MARKETS GROWTH FUND
                            SIT SMALL CAP GROWTH FUND
                          SIT INTERNATIONAL GROWTH FUND
                              SIT GROWTH FUND, INC.
                         SIT GROWTH & INCOME FUND, INC.
                                SIT BALANCED FUND
                                  SIT BOND FUND
                       SIT MINNESOTA TAX-FREE INCOME FUND
                            SIT TAX-FREE INCOME FUND
                    SIT U.S. GOVERNMENT SECURITIES FUND, INC.
                           SIT MONEY MARKET FUND, INC.

                               4600 Norwest Center
                          Minneapolis, Minnesota 55402

                     ---------------------------------------

                 NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 23, 1996
                     ---------------------------------------

                                September 6, 1996


Dear Shareholders:

         Notice is hereby given that the joint annual meeting of the shareholders of Sit Developing Markets Growth Fund ("Developing Markets Fund"), Sit Small Cap Growth Fund ("Small Cap Fund"), Sit International Growth Fund ("International Fund"), Sit Growth Fund, Inc. ("Growth Fund"), Sit Growth & Income Fund, Inc. ("Growth & Income Fund"), Sit Balanced Fund ("Balanced Fund"), (collectively the "Stock" Funds), Sit Bond Fund ("Bond Fund"), Sit Minnesota Tax-Free Income Fund ("Minnesota Fund"), Sit Tax-Free Income Fund ("Tax-Free Income Fund"), Sit U.S. Government Securities Fund ("U.S. Government Fund"), and Sit Money Market Fund, Inc. ("Money Market Fund") (collectively the "Bond" Funds), (the Stock and Bond Funds, collectively, the "Funds"), will be held at 11:30 a.m. (Minneapolis time) on Wednesday, October 23, 1996 at the Edina Country Club, 5100 Wooddale Avenue, Edina, Minnesota, for the following purposes:

      1.    To re-elect the Board of Directors for each Fund;

      2. To ratify or reject the Board's selection of KPMG Peat Marwick LLP to serve as each Fund's independent auditor for the fiscal years ending March 31, 1997 or June 30, 1997;

      3. To approve or reject a proposal to amend the Growth Fund's and the Growth & Income Fund's Articles of Incorporation to change the name of the Growth Fund to the Sit Mid Cap Growth Fund and the Growth & Income Fund's name to Sit Large Cap Growth Fund;

      4. To approve or reject a proposal to amend the Investment Management Agreement for the Growth Fund and Growth & Income Fund to provide that Sit Investment Associates, Inc. (the "Adviser") will bear all Fund expenses (except for extraordinary expenses, interest, brokerage commissions and transaction charges) for a fixed percentage fee (1.25% of net assets for the Growth Fund and 1.00% of net assets for the Growth & Income Fund). HOWEVER, THE ADVISER HAS AGREED TO WAIVE ITS FEES TO LIMIT EXPENSES OF THE GROWTH FUND TO 1.00% UNTIL JUNE 30, 1998. For the fiscal year ended June 30, 1996 the expense ratios of the Growth Fund and Growth & Income Fund were .77% and 1.23% respectively before any fee waivers and expense reimbursements;

      5. To transact such other business as may properly come before the meeting.

      Shareholders of record on September 3, 1996 are the only persons entitled to notice of and to vote at the meeting. We hope you can attend. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE RESPECTFULLY ASK FOR YOUR COOPERATION IN MAILING IN YOUR PROXY MATERIAL. If you are present at the meeting, you may then revoke your proxy and vote in person, as explained in the accompanying Proxy Statement.



                                    By Order of the Board of Directors,


                                    /s/ Eugene C. Sit
                                    ---------------------------------------
                                    Eugene C. Sit
                                    Chairman




                                 PROXY STATEMENT

                       SIT DEVELOPING MARKETS GROWTH FUND
                            SIT SMALL CAP GROWTH FUND
                          SIT INTERNATIONAL GROWTH FUND
                              SIT GROWTH FUND, INC.
                         SIT GROWTH & INCOME FUND, INC.
                                SIT BALANCED FUND
                                  SIT BOND FUND
                       SIT MINNESOTA TAX-FREE INCOME FUND
                            SIT TAX-FREE INCOME FUND
                    SIT U.S. GOVERNMENT SECURITIES FUND, INC.
                           SIT MONEY MARKET FUND, INC.

                               4600 Norwest Center
                          Minneapolis, Minnesota 55402

             JOINT ANNUAL MEETING OF SHAREHOLDERS - OCTOBER 23, 1996

      The enclosed Proxy is solicited by the Boards of Directors of Sit Developing Markets Growth Fund ("Developing Markets Fund"), Sit Small Cap Growth Fund ("Small Cap Fund"), Sit International Growth Fund ("International Fund"), Sit Growth Fund, Inc. ("Growth Fund"), Sit Growth & Income Fund, Inc. ("Growth & Income Fund"), Sit Balanced Fund ("Balanced Fund"), (collectively the "Stock" Funds), Sit Bond Fund ("Bond Fund"), Sit Minnesota Tax-Free Income Fund ("Minnesota Fund"), Sit Tax-Free Income Fund ("Tax-Free Income Fund"), Sit U.S. Government Securities Fund, Inc. ("U.S. Government Fund"), and Sit Money Market Fund ("Money Market Fund") (collectively the "Bond" Funds) (the Stock and Bond Funds, collectively, the "Funds"), in connection with the joint annual meeting of shareholders of the Funds to be held at 11:30 a.m. (Minneapolis time) on Wednesday, October 23, 1996 at the Edina Country Club, 5100 Wooddale Avenue, Edina, Minnesota, and at any adjournments thereof. The cost of solicitation, including the cost of preparing and mailing the Notice of the Joint Annual Meeting of Shareholders and this Proxy Statement, will be paid by the Funds, and such mailing will take place on approximately September 6, 1996. Representatives of the Funds may, without cost to the Funds, solicit Proxies for the management of the Funds by means of mail, telephone or personal calls.

      A Proxy may be revoked before the meeting by giving written notice of revocation to the Secretary of the applicable Fund, or at the meeting, prior to voting. Unless revoked, properly executed Proxies will be voted as indicated in this Proxy Statement. In instances where choices are specified by the shareholders in properly executed Proxies, these Proxies will be voted or the vote will be withheld in accordance with each shareholder's choice. In instances where no choices are specified by the shareholder in properly executed Proxies, those Proxies will be voted "for" each item for which no choice is specified in accordance with the recommendations of the Funds' Boards of Directors. Should any other matters properly come before the meeting, it is the intention of the proxies named in the enclosed Proxy to act upon such matters according to their best judgment.

      Each shareholder is entitled to one vote for each share held. None of the matters to be presented at the meeting will entitle any shareholder of any Fund to cumulative voting or appraisal rights. In the event that sufficient Proxy votes in favor of the proposals set forth in the Notice of Joint Annual Meeting of Shareholders are not received by October 23, 1996, the persons named as proxies may propose one or more adjournments of the meeting with respect to one or more of the Funds to permit further solicitation of Proxies. With respect to any Fund, an adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by Proxy at the meeting. The persons named as proxies will vote in favor of such adjournments with respect to any of said proposals if the proxies are instructed, by more than a majority of the shares represented in person or by proxy, to vote "for" the proposal(s) for which the adjournment is being proposed. The persons named as proxies will vote against such adjournment if they are instructed (by a majority of the shares represented in person or by proxy) to vote "against" the proposal(s) for which the adjournment is being proposed.

      An "abstention" on any proposal will be counted as present for purposes of determining whether a quorum of shares is present at the meeting with respect to the proposal on which the abstention is noted, but will be counted as a vote "against" such proposal. Under the rules of the New York Stock Exchange, each of Proposals 1, and 2 for all Funds and Proposal 3 for the Growth Fund and Growth and Income Fund is considered a "discretionary" proposal, which means that brokers who hold Fund shares in street name for customers are authorized to vote on such proposals on behalf of their customers with or without specific voting instructions from such customers. Proposal #4 for the Growth Fund and Growth & Fund is not a discretionary proposal.



      Only shareholders of record on September 3, 1996 may vote at the meeting or any adjournment thereof. As of August 26, 1996, the Funds had the following number of issued and outstanding common shares, the only class of securities of each Fund:

      Developing Markets Fund      815,980          Bond Fund                 549,389
      Small Cap Fund             2,892,484          Minnesota Fund          6,700,563
      International Fund         5,399,936          Tax-Free Income Fund   28,905,924
      Growth Fund               23,007,624          U.S. Government Fund    5,087,198
      Growth & Income Fund       1,610,971          Money Market Fund      32,234,876
      Balanced Fund                326,163


                                 SHARE OWNERSHIP

Except as set forth below, no person or entity, to the knowledge of Fund management, beneficially owned more than 5% of the outstanding shares of any Fund as of August 26, 1996. The following table sets forth certain share ownership information (including the number of shares owned and the percentage of total outstanding shares of the Funds such shares represented) with respect to directors of the Funds, all officers and directors as a group, and persons and entities known by the Funds to beneficially own more than 5% of any of the Fund's outstanding shares as of August 26, 1996:

                                                        NUMBER OF SHARES BENEFICIALLY OWNED
                           -----------------------------------------------------------------------------------------
                             DEVELOPING       SMALL                                          GROWTH &
                              MARKETS          CAP       INTERNATIONAL       GROWTH           INCOME       BALANCED
BENEFICIAL OWNERS              FUND           FUND            FUND            FUND             FUND          FUND
- ----------------------     ------------  --------------  -------------  ---------------   -------------  -----------
Directors                     #      %      #       %       #      %         #      %       #       %      #      %
   Eugene C. Sit           41,486  5.08  243,659   8.42  195,666  3.62    699,011  3.04   43,840   2.72  1,062   (a)
   William E. Frenzel       1,048   n/a   10,359    (a)   14,802   (a)     66,922   (a)        0    n/a      0   n/a
   John E. Hulse                0   n/a        0    n/a        0   n/a          0   n/a        0    n/a      0   n/a
   Sidney L. Jones              0   n/a    1,041    (a)    1,092   (a)      7,613   (a)        0    n/a      0   n/a
   Peter L. Mitchelson          0   n/a    8,605    (a)    6,613   (a)     14,510   (a)    2,548    (a)      0   n/a
   Donald W. Phillips           0   n/a        0    n/a   10,476   (a)     15,861   (a)        0    n/a      0   n/a
All Officers/Directors     59,361  7.27  295,212  10.21  477,961  8.85  1,823,992  7.93  180,422  11.20  1,062   (a)


                                                        NUMBER OF SHARES BENEFICIALLY OWNED
                           -----------------------------------------------------------------------------------------
                             DEVELOPING       SMALL                                            GROWTH &
                              MARKETS          CAP         INTERNATIONAL       GROWTH           INCOME        BALANCED
BENEFICIAL OWNERS              FUND            FUND            FUND             FUND             FUND           FUND
- ----------------------     -------------   --------------  -------------   -------------    -------------  --------------
Sit Investment            256,270  31.41   659,380  22.80  486,015  9.00   653,096  2.83    164,221 10.19  125,020  38.33
   Associates Inc.
   & affiliates
   (various accounts)
         (a)  Less than 1%

Other 5% Shareholders:
The Danforth Foundation                                                                     112,689  6.99
c/o Melvin C. Bahle
231 Bemiston Ave., #1080
St. Louis, MO

Robert Gendron, Trustee                    350,173  12.11
University of California
Berkeley Foundation
2440 Bancroft Way, Ste. 308
Berkeley, CA

Richard & Marlys Lynch, Trustee                                                                             42,402  13.00
El-Tronic Precision, Inc.
Profit Sharing and 401k Plan
7345 NE Baker St.
Minneapolis, MN

Dennis W. Gartner, Trustee                                                                                  33,392  10.24
Electric Component Sales, Inc.
Profit Sharing Plan & Trust
4974 Lincoln Drive
Minneapolis, MN

Robert Vokes &                                                                                              20,108   6.17
Kraig Lungstrom, Trustees
Northstar Matrix Services
401(k) Plan, 7101 31st Ave. N.
Minneapolis, MN

James Olson, Trustee                                                                                        16,526   5.06
Cote Family Corporation
Salary Savings Plan
110 S. Woodward
Nisswa, MN




                                                         NUMBER OF SHARES BENEFICIALLY OWNED
                                 --------------------------------------------------------------------------------
                                                                    TAX-FREE                           MONEY
                                      BOND         MINNESOTA         INCOME        GOVERNMENT          MARKET
BENEFICIAL OWNERS                     FUND           FUND             FUND            FUND              FUND
- -----------------                -------------  --------------   -------------   -------------   ----------------
DIRECTORS:                          #      %        #       %       #       %      #        %        #        %
   Eugene C. Sit                  1,175   (a)    60,093    (a)   460,714  1.59    12,533   (a)       6,996   (a)
   Michael C. Brilley                 0   n/a    10,501    (a)         0   n/a        48   (a)      24,201   (a)
   William E. Frenzel                 0   n/a         0    n/a    65,002   (a)         0   n/a           0   n/a
   John E. Hulse                      0   n/a         0    n/a         0   n/a         0   n/a           0   n/a
   Sidney L. Jones                    0   n/a         0    n/a     1,532   (a)         0   n/a           0   n/a
   Peter L. Mitchelson                0   n/a    85,197   1.27    31,038   (a)         0   n/a           0   n/a
   Donald W. Phillips                 0   n/a         0    n/a         0   n/a         0   n/a           0   n/a
All Officers/Directors            1,175   (a)   185,132   2.76   655,515  2.26   196,700  3.86   1,572,869   4.88
Sit Investment                   58,389  10.63  130,257   1.94   804,594  2.78   294,746  5.79   3,938,648  12.22
  Associates, Inc.& affiliates
    (various accounts)
         (a)  Less than 1%

Other 5% Shareholders:
Victor C. Wallestad             272,727  49.64
Foundation
733 Marquette Ave. MS 0036
Minneapolis, MN

S. Walter Richey                 70,603  12.85
900 2nd Ave. S., Ste. 1600
Minneapolis, MN

W. John Driscoll                                487,907   7.28
332 Minnesota St., Ste. 2100
St. Paul, MN

Bongards Creameries Cooperative                                                                  1,812,566   5.62
13200 County Road 51
Norwood, MN

Hazelden Foundation II                                                           303,428  5.94
733 Marquette Ave. MS 0047
Minneapolis, MN

Steven and Jung Ja Malandris                                                                     4,763,338  14.78
800 Oakhurst Drive
Cheyenne, WY




                           ANNUAL REPORTS OF THE FUNDS

      The combined Annual Report of the Bond Funds, containing financial statements for the fiscal year ended March 31, 1996 was mailed to shareholders of the Bond Funds on approximately May 27, 1996. The combined Annual Report of the Stock Funds, containing financial statements for the fiscal year ended June 30, 1996 was mailed to shareholders of the Stock Funds on approximately August 29, 1996. If you have not received a report for your Fund or would like to receive another copy, please contact the Funds at 800-332-5580 or 612-334-5888 and one will be sent, without charge, by first class mail, within three business days.


                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

      It is intended that the enclosed Proxies will be voted for the election of the persons named below as directors for the applicable Funds unless such authority has been withheld in the respective Proxy. The term of office of each person elected to be a Fund Director will be until the next regular or special meeting of the shareholders at which election of directors is an agenda item and until his successor is duly elected and shall qualify. Pertinent information regarding each nominee is set forth below.


NAME (AGE) AND                     PRINCIPAL OCCUPATION DURING PAST 5 YEARS
BUSINESS ADDRESS                   (IN ADDITION TO SERVING AS A DIRECTOR OF THE FUNDS)
DIRECTORS OF ALL FUNDS
Eugene C. Sit (58) *               Chairman, CEO and CIO (Chief Investment Officer) of Sit Investment
4600 Norwest Center                Associates, Inc., (the "Adviser"); Chairman and CEO of Sit/Kim International
Minneapolis, MN                    Investment Associates, Inc. (the "Sub-Adviser") sub-adviser for Developing
                                   Markets Fund and International Fund; Chairman of each Fund.

William E. Frenzel (67) **         Senior Visiting Scholar at The Brookings Institution; formerly a Senior
1775 Massachusetts Ave. NW         Republican member of Congress and a ranking Republican on the House Ways
Washington, D.C.                   and Means Committee and Vice Chairman of the House Budget Committee;
                                   Advisory Director of the Adviser; Director of the Sub-Adviser for Developing
                                   Markets Fund and International Fund.

John E. Hulse (63)                 Director, Vice Chairman and Chief Financial Officer at Pacific Telesis Group
4303 Quail Run Lane                until June 1992; Trustee, Benild Religious & Charitable Trust; Trustee, Pacific
Danville, CA 94506                 Gas & Electric Nuclear Decommissioning Trust.


Sidney L. Jones (61)               Adjunct Faculty, Center for Public Policy Education, The Brookings Institution
8505 Parliament Drive              and Visiting Professor, Carleton College; Former Assistant Secretary
Potomac, MD                        for Economic Policy, United States Department of the Treasury.

Peter L. Mitchelson (54) *         President and Director of the Adviser; Executive Vice President & Director
4600 Norwest Center                of Sub-Adviser for Developing Markets Fund and International Fund; Vice
Minneapolis, MN                    Chairman of each Fund.

Donald W. Phillips (48)            Executive Vice President of Equity Financial and Management Company;
Two North Riverside Plaza          Chairman of  Equity Institutional Investors, Inc.; Chief Investment Officer
Chicago, IL 60606                  of Ameritech, Inc., Chicago, IL until 1990.

DIRECTOR OF BOND FUNDS ONLY:
Michael C. Brilley (50) *          Senior Vice President of all Bond Funds; Senior Vice President and Senior
4600 Norwest Center                Fixed Income Officer of Adviser.
Minneapolis, MN

DIRECTOR EMERITUS (not standing for election)
Melvin C. Bahle (77)               Financial consultant; director and/or officer of several companies, foundations
#1 Muirfield Lane                  and religious organizations; Vice President and Assistant to the Chairman of
St. Louis, MO                      the Board of Ralston Purina Company until February 1984.

* Directors who are "interested persons" of the Funds, as defined under the Investment Company Act of 1940, as amended. Each of said individuals are interested persons because they are officers, and in certain instances directors, of the Adviser and/or certain affiliates thereof.
** Director who may be deemed an "interested person" of the Funds (and who, therefore, is treated by the Funds as an interested person) because of his role as advisory director of the Adviser and a director of the sub-adviser for the Developing Markets Fund and International Fund.

      Mr. Phillips has been a director of the Growth Fund, Growth & Income Fund, U.S. Government Fund, Tax-Free Income Fund, and Money Market Fund since 1990, the International Fund since 1993, and since inception for all other Funds. Mr. Frenzel has been a director of the Small Cap Fund, Balanced Fund, Developing Markets Fund, International Fund, Bond Fund, and Minnesota Fund since inception and since 1992 for all other Funds. Dr. Jones was a director of the Growth Fund, Growth & Income Fund, U.S. Government Fund, Tax-Free Income Fund, and Money Market Fund from October, 1988 to July, 1989, and effective January 20, 1993 was reappointed to each Board, and has been a director of all other Funds since inception. Mr. Hulse has been a director of each Fund since July 28, 1995. All other directors have been directors since the inception of each applicable Fund.

      None of the persons named as nominees are directors of reporting companies except for the Funds. "Reporting companies" include companies with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of such Act, or any company registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

      The Funds do not have standing audit or nominating committees of the Board of Directors, or committees performing similar functions. There were four joint meetings of the Funds' Boards of Directors during their fiscal years ended March 31, 1996 for the Bond Funds and June 30, 1996 for the Stock Funds. Each of the nominees attended all meetings. The following table sets forth the aggregate compensation received by each Director for services provided to each Fund during the most recently ended fiscal year of each Fund, as well as the total compensation received by each Director for services provided to the eleven funds of the Sit Mutual Funds (the "Fund Complex") during such periods. Directors who are officers of the Adviser or any of its affiliates did not receive any such compensation and are not included in the table.

                         Aggregate             Pension or
                     Compensation For      Retirement Benefits        Estimated               Total
                     Services Rendered       Accrued As Part        Annual Benefits     Compensation From
Director               to Each Fund          of Fund Expenses       Upon Retirement        Fund Complex
- --------               ------------          ----------------       ---------------        ------------
Melvin C. Bahle         $1,454.55                  None                   None                $16,000
John E. Hulse            1,090.91                  None                   None                 12,000
William E. Frenzel       1,454.55                  None                   None                 16,000
Sidney L. Jones          1,454.55                  None                   None                 16,000
Donald W. Phillips       1,454.55                  None                   None                 16,000

      Pursuant to the advisory agreement with each Fund except the Growth Fund and the Growth & Income Fund, the Adviser pays all of the Funds' expenses including the compensation and expenses of the Directors (but excluding extraordinary expenses, interest, brokerage commissions, and other transaction charges relating to investing activities). The Growth Fund and the Growth & Income Fund bear certain expenses including Directors' fees, however, the Adviser is obligated to pay all expenses (but excluding interest, brokerage commissions and other transaction charges) in any fiscal year which exceed certain limitations.

      In voting for directors, you must vote all of your shares noncumulatively. This means that the owners of a majority of each Fund's outstanding shares have the power to elect that Fund's entire Board of Directors. The vote of a majority of shares of each Fund represented at the meeting, provided at least a quorum (at least ten percent of the outstanding shares of Developing Markets Fund, Small Cap Fund, International Fund, Balanced Fund, Tax-Free Income Fund, Minnesota Fund, Bond Fund and at least a majority of the outstanding shares of each of the other Funds) is represented in person or by proxy, is sufficient for the election of the above nominees to each Fund's Board of Directors. By completing the Proxy, you give the proxy the right to vote for the persons named in the table above. If you elect to withhold authority for any individual nominee, you may do so by making an "X" in the box marked "FOR", and by striking a line through such nominee's name on the Proxy, as further explained on the Proxy itself.

      All of the nominees have agreed to serve as Directors of the applicable Funds. If any unforeseen event prevents one or more of the nominees from serving as a director, your votes will be cast for the election of a substitute or substitutes selected by the Board. In no event, however, can the Proxies be voted for a greater number of persons than the number of nominees named. Unless otherwise instructed, the proxies will vote for the election of each nominee to serve as a director of the applicable Fund or Funds.

      EACH FUND'S BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE PERSONS NAMED ABOVE AS DIRECTORS FOR THE APPLICABLE FUNDS.


                                   PROPOSAL 2
                RATIFICATION OR REJECTION OF INDEPENDENT AUDITOR

      The 1940 Act provides that every registered investment company shall be audited at least once each year by independent auditors selected by a majority of the directors of the investment company who are not interested persons of the investment company. The 1940 Act requires that such selection be submitted for ratification or rejection by the shareholders at their next meeting following such selection.

      At a meeting held on July 26, 1996, the directors of the Funds selected KPMG Peat Marwick LLP to be each Fund's independent auditor for the fiscal year ending March 31, 1997 for the Bond Funds and June 30, 1997 for the Stock Funds. Such firm has served as each Fund's independent auditor since each such Fund's inception. KPMG Peat Marwick LLP has no material direct or indirect financial interest in any of the Funds, other than the receipt of fees for services to the Funds.

      Representatives of KPMG Peat Marwick LLP are expected to be present at the meeting. Such representatives will be given the opportunity to make statements to shareholders if they so desire, and are expected to be available to respond to any questions which may arise at the meeting.

      The vote of a majority of the shares of each Fund represented at the meeting, provided at least a quorum (at least ten percent of the outstanding shares of International Fund, Balanced Fund, Developing Markets Fund, Small Cap Fund, Tax-Free Income Fund, Minnesota Fund, Bond Fund, and at least a majority of the outstanding shares of each of the other Funds) is represented in person or by proxy, is sufficient for the ratification of the selection of the independent auditor of each Fund. Unless otherwise instructed, the proxies will vote for the ratification of the selection of KPMG Peat Marwick LLP as each Bond Fund's independent auditor for the fiscal year ending March 31, 1997 and each Stock Fund's independent auditor for the fiscal year ending June 30, 1997.

      EACH FUND'S BOARD OF DIRECTORS RECOMMENDS SHAREHOLDERS VOTE FOR RATIFICATION OF THE SELECTION OF KPMG PEAT MARWICK LLP AS EACH FUND'S INDEPENDENT AUDITOR.


                                   PROPOSAL 3
                    GROWTH FUND AND GROWTH & INCOME FUND ONLY
                                   NAME CHANGE

      The Amended Articles, if approved by the shareholders, will effect a change in the name of the Sit Growth Fund, Inc. to the Sit Mid Cap Growth Fund, Inc., and a change in the name of the Sit Growth & Income Fund, Inc. to the Sit Large Cap Growth Fund, Inc. Fund management believes the name change will enhance each Fund's identity within the Sit Mutual Funds and assist in the distribution of the Funds. Each Fund's investment objective and investment policies will not change.

SHAREHOLDER APPROVAL

      The favorable vote of a majority of each Growth Fund's and Growth & Income Fund's shares present or represented at the meeting, provided at least a "quorum" (at least a majority of the outstanding shares of each such Funds) is present or represented at the meeting, is required for the approval of each such Fund's Amended Articles. Unless otherwise instructed, the proxies will vote for the approval of the Amended Articles for each Fund. If the Amended Articles are not approved by the shareholders of either Fund, the Fund's Board of Directors will promptly consider what action to take and may decide to resubmit the Amended Articles for shareholder approval. The Amended Articles will become effective upon their filing in the office of the Minnesota Secretary of State, which is expected to occur shortly after their approval by Fund shareholders.

      EACH FUND'S BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS APPROVE THE AMENDED ARTICLES.


                                   PROPOSAL 4
                    GROWTH FUND AND GROWTH & INCOME FUND ONLY
                  AMENDMENT TO INVESTMENT MANAGEMENT AGREEMENT

SUMMARY

      Sit Investment Associates, Inc. (the "Adviser"), whose address is that of the Funds, acts as the investment adviser to the Growth Fund and Growth & Income Fund pursuant to Investment Management Agreements (the "Current Agreements") dated November 1, 1992. The Board of Directors last approved the Current Agreements at their meeting of October 24, 1995. The Current Agreements were last approved by Growth Fund and Growth & Income Fund shareholders on October 13, 1992; such Agreements were submitted to shareholders at that time to seek their approval of certain non-substantive stylistic changes.

      At the present time the Investment Management Agreements for all of the Sit Mutual Funds except the Growth Fund and Growth & Income Fund provide that the Adviser will pay all of the Funds' expenses except for extraordinary expenses (as so designated by a majority of the directors of the Fund, including a majority who are not "interested persons" of the Fund or the Adviser), interest, brokerage commissions and other transaction charges relating to investing activities. The Adviser has proposed, and the Board of Directors has approved, resolutions recommending the adoption by Growth Fund and Growth & Income Fund shareholders of an amended Investment Management Agreement (the "Proposed Agreements"). Under the Proposed Agreements the Adviser will be responsible for all expenses of Growth Fund and Growth & Income Fund, except for the limited category of expenses referred to above. In this way, the "allocation of expenses" section of the Investment Management Agreements for all of the Sit Mutual Funds will be the same.

      It is also proposed that the management fees payable under the Investment Management Agreements be modified. Under the Current Agreements for the Growth Fund and the Growth & Income Fund the annual management fee equals 1.00% of the first $30 million of average daily net assets, .75% of the next $70 million of average daily net assets, and .50% of average daily net assets in excess of $100 million. Under the Current Agreements, each Fund pays all of its operating expenses, however, the Adviser is obligated to reimburse such Funds for certain expenses if, and to the extent such expenses exceed an amount equal to 1.50% of the first $30 million of the Fund's average daily net assets and 1.00% of the Fund's average daily net assets in excess of $30 million. For the period October 1, 1993 through December 31, 1996 the Adviser voluntarily agreed to absorb expenses that are otherwise payable by the Growth & Income Fund which exceed 1.00% of the Fund's average daily net assets.

      As of June 30, 1996, the Growth Fund had net assets of $356,316,997. The effective management fee for the Growth Fund for the fiscal year ended June 30, 1996 was .59% and the aggregate fees and expenses (including the management fee) for the fiscal year ended June 30, 1996 was .77%. As of June 30, 1996, the Growth & Income Fund had net assets of $53,016,527. The effective management fee for the Growth & Income Fund for the fiscal year ended June 30, 1996 was .91% and the aggregate fees and expenses (including the management fee) for the fiscal year ended June 30, 1996 was 1.00%. Under the Proposed Agreements the aggregate fees and expenses, including the management fee will be 1.25% at all levels of Fund assets for the Growth Fund, and will be 1.00% at all levels of Fund assets for the Growth & Income Fund. HOWEVER, THE ADVISER HAS AGREED TO WAIVE ITS FEES TO LIMIT EXPENSES OF THE GROWTH FUND TO 1.00% UNTIL JUNE 30, 1998.

      The following table sets forth each Fund's aggregate fees and expenses for the fiscal year ended June 30, 1996, the aggregate fees and expenses had the new all-inclusive fee been in effect, and the difference between the two (without and with any fee waiver or expense reimbursement):

                                   Growth Fund Aggregate Fees            Growth & Income Fund Aggregate Fees
                                   --------------------------           -------------------------------------
                                                        Change From                               Change From
                              Current      Proposed       Current        Current     Proposed       Current
                             Agreement     Agreement     Agreement      Agreement    Agreement     Agreement
                            ----------    ----------    ----------      ---------    ---------     ---------
     Without fee waiver     $2,835,518    $4,574,636    $1,739,118      $587,527     $477,428      $(110,099)
     With fee waiver         2,835,518     3,659,709       824,191       477,428      477,428              0

      The following table shows the fees and expenses paid by each Fund under the Current Agreements before any fee waiver during the most recent fiscal year ended June 30, 1996 and the fees and expenses each Fund would have paid during such year had the Proposed Agreements been in effect. Annual expenses are expressed as a percentage of average daily net assets.


       SHAREHOLDER TRANSACTION EXPENSES -  BOTH FUNDS
                                                         Under Current Agreements        Under Proposed Agreements
                                                         ------------------------        -------------------------
       Sales Load Imposed on Purchases                              None                          None
       Sales Load Imposed on Reinvested Dividends                   None                          None
       Redemption Fees                                              None                          None
       Exchange Fees                                                None                          None

       ANNUAL EXPENSES                                          Growth Fund                Growth & Income Fund
                                                              Current/Proposed               Current/Proposed
                                                              ----------------             --------------------
       Management Fee                                          .59%      1.25%                .91%      1.00%
       Rule 12b-1 Fee                                          None      None                 None      None
       Other Expenses                                          .18%      None                 .32%      None
                                                               ----      ----                 ----      ----
       Total Fund Operating Expenses                           .77%      1.25%                1.23%     1.00%

      The following example illustrates a shareholder's total expenses on a $1,000 investment in each Fund, assuming a five percent annual return and redemption at the end of each period, under both the Current Agreements (without voluntary fee waiver and/or expense reimbursement) and the Proposed Agreements (without voluntary fee waiver and/or expense reimbursement). THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                                      1 Year               3 Year              5 Year               10 Year
                                  Current/Proposed    Current/Proposed    Current/Proposed     Current/Proposed
                                  ----------------    ----------------    ----------------     ----------------
Growth Fund                          $ 8      $13       $25      $40        $43      $69         $ 95     $151
Growth & Income Fund                 $13      $10       $39      $32        $68      $55         $149     $122


      REASONS FOR THE APPROVAL OF THE PROPOSED AGREEMENTS BY THE FUNDS' BOARD OF DIRECTORS

      In approving the Proposed Agreements, the Board of Directors considered a variety of factors, including, among others, (1) the nature, quality and extent of the services furnished by the Adviser as investment adviser to these Funds;
(2) the comparative data provided to the Board concerning advisory fee rates, performance and expense ratios of other comparable mutual funds; (3) the desirability of having a uniform "all inclusive fee" for all of the Sit Mutual Funds; (4) the desirability of providing the Adviser with appropriate incentives to continue providing quality investment advisory services to the affected Funds as well as to the other Sit funds; (5) the need for the Adviser to attract and retain capable personnel to provide investment advisory services to these Funds;
(6) the potential economic benefits to the Adviser from the proposed increases in advisory fees; (7) the Adviser's agreement to waive fees of the Growth Fund to the extent described above, and (8) the impact on Growth Fund shareholders of the proposed increases in light of the agreed-upon fee waivers by the Adviser. Based on these factors, among others, the Board of Directors unanimously approved the Proposed Agreements and recommends their approval by shareholders of the affected Funds.

VOTING INFORMATION

      Approval of the Proposed Agreements requires the affirmative vote of holders of a majority of the outstanding shares of each Fund. For this purpose, the term "majority of outstanding shares" means the vote of (i) 67% or more of the shares of a fund present at the meeting, so long as the holders of more than 50% of a Fund's outstanding shares are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of a Fund, whichever is less. If the shareholders of either Fund fail to approve the proposed agreement, the Board of Directors will promptly consider alternative courses of action and could request the shareholders of either Fund to reconsider approval of the proposed agreement. If approved by shareholders, it is anticipated that the proposed agreements will become effective on November 1, 1996.

      EACH FUND'S BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS APPROVE THE PROPOSED AGREEMENTS.


                            SUPPLEMENTAL INFORMATION

SUPPLEMENTAL INFORMATION REGARDING THE ADVISER

      The Adviser was organized in 1981 as a Minnesota corporation and is registered with the Securities and Exchange Commission as an investment adviser. The Adviser, together with its subsidiaries, currently provides investment management services to public and private accounts with combined assets of approximately $4.7 billion. The address of the Adviser is 4600 Norwest Center, Minneapolis, MN 55402. Approximately 57% of the outstanding voting securities of the Adviser are owned by Eugene C. Sit either directly or indirectly. Set forth below is the name of each director and executive officer of the Adviser and a listing of other principal business occupations of each such person:


Name                         Position(s) with the Adviser        Other Principal Occupation
- ----                         ----------------------------        --------------------------
Eugene C. Sit, CFA           Chairman, CEO and CIO               See biographical information on page 5
Peter L. Mitchelson, CFA     President and Director              See biographical information on page 5
Frederick R. Adler           Director                            Venture Capitalist, Managing Partner,
                                 1520 South Ocean Blvd.          Venad Management, Inc.
                                 Palm Beach, FL
Norman Bud Grossman          Director                            President of Cogel Management
                                 4670 Norwest Center
                                 Minneapolis, MN
Erik S. Anderson             Vice President - Equity Research    None
                                 &  Portfolio Management
Michael C. Brilley           Senior Vice President               See biographical information on page 6
Paul E. Rasmussen             Vice President, Secretary and      Vice  President,  Secretary  and  Controller  of the
                                   Controller                          Sub-Adviser; Vice  President and Treasurer
                                                                       of all Funds
Mary K. Stern                Vice President - Mutual Funds       President of all Funds
Debra A. Sit, CFA            Vice President - Bond Investments   Assistant Treasurer of the Sub-Adviser; Vice
                                                                       President - Investments of U.S. Government
                                                                       Fund and Tax-Free Income Fund
Ronald D. Sit, CFA           Vice President - Equity Research    Vice President - Investments Growth &
                                  & Portfolio Management               Income Fund
John K. Butler, CFA          Vice President - Equity Research    None
Gary T. Dvorchak, CFA        Vice President - Equity Research    None
John T. Groton, Jr., CFA     Vice President - Equity Research    None

BROKERAGE

      In selecting a broker, the Adviser may consider whether such broker provides brokerage and research services (as defined in the Securities Exchange Act of 1934). The Adviser may direct Fund transactions to brokers who furnish research services (including advice as to the value of securities, reports concerning industries, securities and economic factors and trends). To the extent such commissions are directed to brokers who furnish research services to the Adviser, the Adviser receives a benefit, not capable of evaluation in dollar amounts, without providing direct monetary benefit to a Fund from these commissions. Generally a Fund pays higher than the lowest commission rates available. Some investment companies enter into arrangements under which a broker-dealer agrees to pay the cost of certain products or services (not including research services) in exchange for fund brokerage ("brokerage/services arrangements"). Under a typical brokerage/service arrangement, a broker agrees to pay a fund's custodian fees or transfer agent fees and, in exchange, the fund agrees to direct a minimum amount of brokerage to the broker. The Adviser does not intend to enter into such brokerage/service arrangements on behalf of the Funds. Some investment companies enter into arrangements that provide for specified or reasonably ascertainable fee reductions in exchange for the use of fund assets ("expense offset arrangements"). Under such expense offset agreements, expenses are reduced by foregoing income rather than by re-characterizing them as capital items. For example, a fund may have a "compensating balance" agreement with its custodian under which the custodian reduces its fee if the fund maintains cash or deposits with the custodian in non-interest bearing accounts. The Adviser does not intend to enter into expense offset agreements involving assets of the Funds.


SHAREHOLDER PROPOSALS FOR 1997 MEETING

      No proposals were received from shareholders this year. Any shareholder proposal for consideration at the 1997 annual meeting, which will be held in October, 1997, must be received by the Funds in writing on or before June 1, 1997.


September 6, 1996

                                      By Order of the Board of Directors,


                                      /s/ Eugene C. Sit
                                      -------------------------------------
                                      Eugene C. Sit
                                      Chairman




                                      PROXY
                              SIT GROWTH FUND, INC.
                               4600 NORWEST CENTER
                          MINNEAPOLIS, MINNESOTA 55402
                         (612) 334-5888; (800) 332-5580

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SIT GROWTH FUND, INC.

      The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson, Paul
E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of SIT Growth Fund, Inc. (the "Fund"), held of record by the undersigned on September 3, 1996, at the annual meeting of shareholders of the Fund to be held on October 23, 1996, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.   ELECTION OF DIRECTORS:

     |_| FOR ALL OF THE NOMINEES LISTED BELOW (EXCEPT AS MARKED TO THE CONTRARY BELOW)

          Eugene C. Sit           William E. Frenzel        John E. Hulse
          Sidney L. Jones         Peter L. Mitchelson       Donald W. Phillips

     |_|  WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW.

     INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME BELOW:

     --------------------------------------------------------------------------

2. SELECTION OF KPMG PEAT MARWICK to serve as the Fund's independent auditors for the fiscal year ending June 30, 1997.

                |_|  FOR     |_|  AGAINST       |_|  ABSTAIN

3. Proposal to change the name of the Fund from SIT Growth Fund, Inc. to Sit Mid Cap Growth Fund, Inc.

                |_|  FOR     |_|  AGAINST       |_|  ABSTAIN

4. Proposal to approve an amended investment management agreement increasing fees and establishing an all inclusive fee.

                |_|  FOR     |_|  AGAINST       |_|  ABSTAIN

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2, 3, AND 4 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


                                   Dated:  __________________________, 1996


                                   ------------------------------------------
                                   Signature  (and title if applicable)

                                   ------------------------------------------
                                   Signature if held jointly


                  TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE
                   MARK, SIGN, DATE AND RETURN THIS PROXY CARD
                    PROMPTLY USING THE ENCLOSED POSTAGE-PAID
                                    ENVELOPE.




                                      PROXY
                         SIT GROWTH & INCOME FUND, INC.
                               4600 NORWEST CENTER
                          MINNEAPOLIS, MINNESOTA 55402
                         (612) 334-5888; (800) 332-5580

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SIT GROWTH & INCOME FUND, INC.

     The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson, Paul E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of SIT Growth & Income Fund, Inc. (the "Fund"), held of record by the undersigned on September 3, 1996, at the annual meeting of shareholders of the Fund to be held on October 23, 1996, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.   ELECTION OF DIRECTORS:

     |_| FOR ALL OF THE NOMINEES LISTED BELOW (EXCEPT AS MARKED TO THE CONTRARY BELOW)

          Eugene C. Sit           William E. Frenzel        John E. Hulse
          Sidney L. Jones         Peter L. Mitchelson       Donald W. Phillips

     |_|  WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW.

     INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME BELOW:

     --------------------------------------------------------------------------

2. SELECTION OF KPMG PEAT MARWICK to serve as the Fund's independent auditors for the fiscal year ending June 30, 1997.

                |_|  FOR     |_|  AGAINST       |_|  ABSTAIN

3. Proposal to change the name of the Fund from SIT Growth & Income Fund, Inc. to Sit Large Cap Growth Fund, Inc.

                |_|  FOR     |_|  AGAINST       |_|  ABSTAIN

4. Proposal to approve an amended investment management agreement increasing fees and establishing an all inclusive fee.

                |_|  FOR     |_|  AGAINST       |_|  ABSTAIN

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2, 3, AND 4 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


                                    Dated:  __________________________, 1996


                                    ------------------------------------------
                                    Signature   (and title if applicable)

                                    ------------------------------------------
                                    Signature if held jointly


                  TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE
                   MARK, SIGN, DATE AND RETURN THIS PROXY CARD
                    PROMPTLY USING THE ENCLOSED POSTAGE-PAID
                                    ENVELOPE.




                                      PROXY
                          SIT INTERNATIONAL GROWTH FUND
                               4600 NORWEST CENTER
                          MINNEAPOLIS, MINNESOTA 55402
                         (612) 334-5888; (800) 332-5580

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SIT INTERNATIONAL GROWTH FUND

     The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson, Paul E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of SIT International Growth Fund (the "Fund"), held of record by the undersigned on September 3, 1996, at the annual meeting of shareholders of the Fund to be held on October 23, 1996, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.   ELECTION OF DIRECTORS:

     |_| FOR ALL OF THE NOMINEES LISTED BELOW (EXCEPT AS MARKED TO THE CONTRARY BELOW)

          Eugene C. Sit           William E. Frenzel        John E. Hulse
          Sidney L. Jones         Peter L. Mitchelson       Donald W. Phillips

     |_|  WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW.

     INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME BELOW:

     --------------------------------------------------------------------------

2. SELECTION OF KPMG PEAT MARWICK to serve as the Fund's independent auditors for the fiscal year ending June 30, 1997.

              |_|  FOR     |_|  AGAINST       |_|  ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


                                    Dated: __________________________, 1996


                                    ------------------------------------------
                                    Signature   (and title if applicable)

                                    ------------------------------------------
                                    Signature if held jointly


                  TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE
                   MARK, SIGN, DATE AND RETURN THIS PROXY CARD
                    PROMPTLY USING THE ENCLOSED POSTAGE-PAID
                                    ENVELOPE.




                                      PROXY
                                SIT BALANCED FUND
                               4600 NORWEST CENTER
                          MINNEAPOLIS, MINNESOTA 55402
                         (612) 334-5888; (800) 332-5580

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SIT BALANCED FUND

     The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson, Paul E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of SIT Balanced Fund (the "Fund"), held of record by the undersigned on September 3, 1996, at the annual meeting of shareholders of the Fund to be held on October 23, 1996 or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.   ELECTION OF DIRECTORS:

     |_| FOR ALL OF THE NOMINEES LISTED BELOW (EXCEPT AS MARKED TO THE CONTRARY BELOW)

          Eugene C. Sit           William E. Frenzel        John E. Hulse
          Sidney L. Jones         Peter L. Mitchelson       Donald W. Phillips

     |_|  WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW.

     INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME BELOW:

     --------------------------------------------------------------------------

2. SELECTION OF KPMG PEAT MARWICK to serve as the Fund's independent auditors for the fiscal year ending June 30, 1997.

               |_|  FOR     |_|  AGAINST       |_|  ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


                                    Dated: __________________________, 1996


                                    ------------------------------------------
                                    Signature   (and title if applicable)

                                    ------------------------------------------
                                    Signature if held jointly


                  TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE
                   MARK, SIGN, DATE AND RETURN THIS PROXY CARD
                    PROMPTLY USING THE ENCLOSED POSTAGE-PAID
                                    ENVELOPE.




                                      PROXY
                            SIT SMALL CAP GROWTH FUND
                               4600 NORWEST CENTER
                          MINNEAPOLIS, MINNESOTA 55402
                         (612) 334-5888; (800) 332-5580

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SIT SMALL CAP GROWTH FUND

     The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson, Paul E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of SIT Small Cap Growth Fund (the "Fund"), held of record by the undersigned on September 3, 1996, at the annual meeting of shareholders of the Fund to be held on October 23, 1996, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.   ELECTION OF DIRECTORS:

     |_| FOR ALL OF THE NOMINEES LISTED BELOW (EXCEPT AS MARKED TO THE CONTRARY BELOW)

          Eugene C. Sit           William E. Frenzel        John E. Hulse
          Sidney L. Jones         Peter L. Mitchelson       Donald W. Phillips

     |_|  WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW.

     INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME BELOW:

     --------------------------------------------------------------------------

2. SELECTION OF KPMG PEAT MARWICK to serve as the Fund's independent auditors for the fiscal year ending June 30, 1997.

               |_|  FOR     |_|  AGAINST       |_|  ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


                                    Dated: __________________________, 1996

                                    ------------------------------------------
                                    Signature   (and title if applicable)

                                    ------------------------------------------
                                    Signature if held jointly


                  TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE
                   MARK, SIGN, DATE AND RETURN THIS PROXY CARD
                    PROMPTLY USING THE ENCLOSED POSTAGE-PAID
                                    ENVELOPE.




                                      PROXY
                       SIT DEVELOPING MARKETS GROWTH FUND
                               4600 NORWEST CENTER
                          MINNEAPOLIS, MINNESOTA 55402
                         (612) 334-5888; (800) 332-5580

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SIT DEVELOPING MARKETS GROWTH FUND

     The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson, Paul E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of SIT Developing Markets Growth Fund (the "Fund"), held of record by the undersigned on September 3, 1996, at the annual meeting of shareholders of the Fund to be held on October 23, 1996, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.   ELECTION OF DIRECTORS:

     |_| FOR ALL OF THE NOMINEES LISTED BELOW (EXCEPT AS MARKED TO THE CONTRARY BELOW)

          Eugene C. Sit           William E. Frenzel        John E. Hulse
          Sidney L. Jones         Peter L. Mitchelson       Donald W. Phillips

     |_|  WITHHOLD AUTHORITY TO VOTE FOR ALL NOMIENES LISTED BELOW.

     INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME BELOW:

     --------------------------------------------------------------------------

2. SELECTION OF KPMG PEAT MARWICK to serve as the Fund's independent auditors for the fiscal year ending June 30, 1997.

                 |_|  FOR     |_|  AGAINST       |_|  ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


                                    Dated:  __________________________, 1996

                                    ------------------------------------------
                                    Signature   (and title if applicable)

                                    ------------------------------------------
                                    Signature if held jointly


                  TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE
                   MARK, SIGN, DATE AND RETURN THIS PROXY CARD
                    PROMPTLY USING THE ENCLOSED POSTAGE-PAID
                                    ENVELOPE.




                                      PROXY
                    SIT U.S. GOVERNMENT SECURITIES FUND, INC.
                               4600 NORWEST CENTER
                          MINNEAPOLIS, MINNESOTA 55402
                         (612) 334-5888; (800) 332-5580

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SIT U.S. GOVERNMENT SECURITIES FUND, INC.

     The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson, Paul E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of SIT U.S. Government Securities Fund, Inc. (the "Fund"), held of record by the undersigned on September 3, 1996, at the annual meeting of shareholders of the Fund to be held on October 23, 1996, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.   ELECTION OF DIRECTORS:

     |_| FOR ALL OF THE NOMINEES LISTED BELOW (EXCEPT AS MARKED TO THE CONTRARY BELOW)

          Eugene C. Sit           Michael C. Brilley       William E. Frenzel
          John E. Hulse           Sidney L. Jones          Peter L. Mitchelson
          Donald W. Phillips

     |_|  WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW.

     INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME BELOW:

     --------------------------------------------------------------------------

2. SELECTION OF KPMG PEAT MARWICK to serve as the Fund's independent auditors for the fiscal year ending March 31, 1997.

               |_|  FOR     |_|  AGAINST       |_|  ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


                                    Dated:  __________________________, 1996


                                    ------------------------------------------
                                    Signature   (and title if applicable)

                                    ------------------------------------------
                                    Signature if held jointly


                  TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE
                   MARK, SIGN, DATE AND RETURN THIS PROXY CARD
                    PROMPTLY USING THE ENCLOSED POSTAGE-PAID
                                    ENVELOPE.




                                      PROXY
                                  SIT BOND FUND
                               4600 NORWEST CENTER
                          MINNEAPOLIS, MINNESOTA 55402
                         (612) 334-5888; (800) 332-5580

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SIT BOND
FUND

     The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson, Paul E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of SIT Bond Fund (the "Fund"), held of record by the undersigned on September 3, 1996, at the annual meeting of shareholders of the Fund to be held on October 23, 1996, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.   ELECTION OF DIRECTORS:

     |_| FOR ALL OF THE NOMINEES LISTED BELOW (EXCEPT AS MARKED TO THE CONTRARY BELOW)

          Eugene C. Sit           Michael C. Brilley        William E. Frenzel
          John E. Hulse           Sidney L. Jones           Peter L. Mitchelson
          Donald W. Phillips

     |_|  WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW.

     INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME BELOW:

     --------------------------------------------------------------------------

2. SELECTION OF KPMG PEAT MARWICK to serve as the Fund's independent auditors for the fiscal year ending March 31, 1997.

               |_|  FOR     |_|  AGAINST       |_|  ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


                                    Dated:  __________________________, 1996

                                    ------------------------------------------
                                    Signature   (and title if applicable)

                                    ------------------------------------------
                                    Signature if held jointly


                  TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE
                   MARK, SIGN, DATE AND RETURN THIS PROXY CARD
                    PROMPTLY USING THE ENCLOSED POSTAGE-PAID
                                    ENVELOPE.




                                      PROXY
                            SIT TAX-FREE INCOME FUND
                               4600 NORWEST CENTER
                          MINNEAPOLIS, MINNESOTA 55402
                         (612) 334-5888; (800) 332-5580

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SIT TAX-FREE INCOME FUND

     The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson, Paul E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of SIT Tax-Free Income Fund (the "Fund"), held of record by the undersigned on September 3, 1996, at the annual meeting of shareholders of the Fund to be held on October 23, 1996, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.   ELECTION OF DIRECTORS:

     |_| FOR ALL OF THE NOMINEES LISTED BELOW (EXCEPT AS MARKED TO THE CONTRARY BELOW)

          Eugene C. Sit            Michael C. Brilley       William E. Frenzel
          John E. Hulse            Sidney L. Jones          Peter L. Mitchelson
          Donald W. Phillips

     |_|  WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW.

     INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME BELOW:

     --------------------------------------------------------------------------

2. SELECTION OF KPMG PEAT MARWICK to serve as the Fund's independent auditors for the fiscal year ending Marach 31, 1997.

                 |_|  FOR     |_|  AGAINST       |_|  ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


                                    Dated:  __________________________, 1996

                                    ------------------------------------------
                                    Signature   (and title if applicable)

                                    ------------------------------------------
                                    Signature if held jointly


                  TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE
                   MARK, SIGN, DATE AND RETURN THIS PROXY CARD
                    PROMPTLY USING THE ENCLOSED POSTAGE-PAID
                                    ENVELOPE.




                                      PROXY
                       SIT MINNESOTA TAX-FREE INCOME FUND
                               4600 NORWEST CENTER
                          MINNEAPOLIS, MINNESOTA 55402
                         (612) 334-5888; (800) 332-5580

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SIT MINNEOSTA TAX-FREE INCOME FUND

     The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson, Paul E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of SIT Minnesota Tax-Free Income Fund (the "Fund"), held of record by the undersigned on September 3, 1996, at the annual meeting of shareholders of the Fund to be held on October 23, 1996, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.   ELECTION OF DIRECTORS:

     |_| FOR ALL OF THE NOMINEES LISTED BELOW (EXCEPT AS MARKED TO THE CONTRARY BELOW

          Eugene C. Sit            Michael C. Brilley       William E. Frenzel
          John E. Hulse            Sidney L. Jones          Peter L. Mitchelson
          Donald W. Phillips

     |_|  WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW.

     INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME BELOW:

     --------------------------------------------------------------------------

2. SELECTION OF KPMG PEAT MARWICK to serve as the Fund's independent auditors for the fiscal year ending March 31, 1997.

                   |_|  FOR     |_|  AGAINST       |_|  ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


                                    Dated:  __________________________, 1996


                                    ------------------------------------------
                                    Signature   (and title if applicable)

                                    ------------------------------------------
                                    Signature if held jointly


                  TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE
                   MARK, SIGN, DATE AND RETURN THIS PROXY CARD
                    PROMPTLY USING THE ENCLOSED POSTAGE-PAID
                                    ENVELOPE.




                                      PROXY
                           SIT MONEY MARKET FUND, INC.
                               4600 NORWEST CENTER
                          MINNEAPOLIS, MINNESOTA 55402
                         (612) 334-5888; (800) 332-5580

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SIT MONEY MARKET FUND, INC.

     The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson, Paul E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of SIT Money Market Fund, Inc. (the "Fund"), held of record by the undersigned on September 3, 1996, at the annual meeting of shareholders of the Fund to be held on October 23, 1996, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.   ELECTION OF DIRECTORS:

     |_| FOR ALL OF THE NOMINEES LISTED BELOW (EXCEPT AS MARKED TO THE CONTRARY BELOW)

          Eugene C. Sit            Michael C. Brilley       William E. Frenzel
          John E. Hulse            Sidney L. Jones          Peter L. Mitchelson
          Donald W. Phillips

     |_|  WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW.

     INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME BELOW:

     --------------------------------------------------------------------------

2. SELECTION OF KPMG PEAT MARWICK to serve as the Fund's independent auditors for the fiscal year ending March 31, 1997.

                     |_|  FOR     |_|  AGAINST       |_|  ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


                                    Dated:  __________________________, 1996

                                    ------------------------------------------
                                    Signature   (and title if applicable)

                                    ------------------------------------------
                                    Signature if held jointly


                  TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE
                   MARK, SIGN, DATE AND RETURN THIS PROXY CARD
                    PROMPTLY USING THE ENCLOSED POSTAGE-PAID
                                    ENVELOPE.